UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2023

Advantage Solutions Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38990	83-4629508
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15310 Barranca Parkway, Suite 100
Irvine, California		92618
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 797-2900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ADV	NASDAQ Global Select Market
Warrants exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ADVWW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amended and Restated Advantage Solutions Inc. 2020 Incentive Award Plan

On May 24, 2023, Advantage Solutions Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the amendment and restatement (the “Restated Plan”) of the Company’s 2020 Incentive Award Plan (the “Existing Plan”). The Restated Plan was adopted by the Company’s Board of Directors (the “Board”) on, and become effective as of, March 28, 2023, subject to approval by the Company’s stockholders.

The Restated Plan makes the following material changes to the Existing Plan:

(i)
Increases the share reserve by an additional 50,000,000 shares of the Company’s Class A common stock (the “Common Stock”), resulting in an aggregate share reserve of 99,917,647 shares, and added an evergreen feature which provides that the share reserve will increase on the first day of each year beginning in 2024 and ending in and including 2033, by an amount equal to the lesser of (A) 3% of the outstanding shares of the Company’s Common Stock on the last day of the immediately preceding fiscal year and (B) such lesser amount as determined by the Board;
(ii)
Adds a limit on the number of shares of Common Stock that may be issued upon the exercise of incentive stock options under the Restated Plan equal to 300,000,000;
(iii)
Removes the provision from the Existing Plan providing that subject to certain exceptions, all awards granted must be subject to a minimum vesting period of one year from the date of grant;
(iv)
Changes the share recycling provisions to provide that shares of Common Stock delivered to the Company to satisfy exercise or purchase prices and/or to satisfy tax withholding obligations with respect to awards shall be added back into the share reserve under the Restated Plan;
(v)
Clarifies that the limit on the grant date fair value of equity awards that may be granted to non-employee directors during any calendar year (which is equal to $500,000 and increased to $1,000,000 in the director’s initial year of service) is subject to the administrator’s discretion to make exceptions under extraordinary circumstances, provided that the non-employee director receiving additional compensation may not participate in such decisions; and
(vi)
Extends the term of the Restated Plan to the ten-year anniversary of the date the Board approved the Restated Plan.

The terms and conditions of the Restated Plan are described in the section entitled “Proposal No. 4 - Approval of Amended and Restated Advantage Solutions Inc. 2020 Incentive Award Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 24, 2023, and attached thereto as Annex A. The Company’s directors and executive officers are eligible to participate in the Restated Plan. The foregoing description of the Restated Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Restated Plan incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 24, 2023, the Company held the Annual Meeting and the following four proposals were voted on by the Company's Class A stockholders, as set forth below. As of the close of business on March 31, 2023, the record date for eligibility to vote at the Annual Meeting, there were 323,555,298 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, a total of 300,742,507 shares of Common Stock were present in person or represented by proxy, representing approximately 93.0% of the Company's outstanding Common Stock as of the March 31, 2023 record date. Each of the proposals was described in detail in the Proxy Statement for the Annual Meeting. The vote totals noted below are final voting results from the Annual Meeting.

Proposal 1: Election of Class III Directors.

	For	Withheld	Broker Non-Vote
Tiffany Han	266,832,931	28,398,464	5,511,112
Jonathan K. Sokoloff	269,783,955	25,447,440	5,511,112
David J. West	271,754,558	23,476,837	5,511,112
David Peacock	294,823,848	407,547	5,511,112

This proposal received the required affirmative vote of holders of a plurality of the votes cast and all of the foregoing candidates were elected as the Company’s directors.

Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstain	Broker Non-Vote
300,428,581	199,538	114,388	—

This proposal received the affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting and was approved as set forth above.

Proposal 3: Approval, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Vote
294,792,112	418,725	20,558	5,511,112

This proposal received the affirmative vote of the holders of a majority of the shares of Common Stock having voting power present in person or represented by proxy at the Annual Meeting and was approved as set forth above.

Proposal 4: Approval of the Amended and Restated Advantage Solutions Inc. 2020 Incentive Award Plan.

For	Against	Abstain	Broker Non-Vote
256,676,939	38,510,613	43,843	5,511,112

This proposal received the affirmative vote of the holders of a majority of the shares of Common Stock having voting power present in person or represented by proxy at the Annual Meeting and was approved as set forth above.

Item 7.01 Regulation FD Disclosure

Investor Presentation

On May 25, 2023, the Company publicly disclosed an investor presentation on the Investor Relations section of its website (https://ir.advantagesolutions.net/). A copy of the investor presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Representatives of the Company intend to present some or all of this presentation to current and prospective investors at various conferences and meetings.

The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including the accompanying Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Advantage Solutions Inc. Investor Presentation May 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVANTAGE SOLUTIONS INC.

Date:	May 25, 2023	By:	/s/ Chris Growe
Chris Growe Chief Financial Officer